Income Taxes	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

15.  Income Taxes

Income tax (expense) benefit includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax (expense) benefit consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2016	2015	2014
Income from operations before income taxes:
Domestic	$150.1	$145.5	$141.6
Foreign	180.4	177.1	(87.0)

Total income before income taxes	$330.5	$322.6	$54.6

Income tax expense
Current:
Domestic	$(12.6)	$(11.9)	$(8.9)
Foreign	(59.2)	(39.3)	(9.7)

Current income tax expense	(71.8)	(51.2)	(18.6)

Deferred:
Domestic	(5.6)	(3.7)	(3.3)
Foreign	(8.7)	23.6	66.8

Deferred income tax (expense) benefit	(14.3)	19.9	63.5

Total income tax (expense) benefit	$(86.1)	$(31.3)	$44.9

Income tax (expense) benefit computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax (expense) benefit is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2016	2015	2014
Income tax (expense) benefit at statutory tax rates	$(79.1)	$(75.0)	$6.2
US state income taxes, net of the federal benefit	(3.6)	(2.4)	(1.8)
Asbestos adjustments	(0.8)	48.3	30.2
Expenses not deductible	(2.0)	(3.4)	(2.1)
Non-assessable items	1.9	0.5	0.6
US manufacturing deduction	4.1	2.6	1.2
Foreign taxes on domestic income	(5.7)	(0.7)	-
Amortization of intangibles	2.9	2.8	1.7
Taxes on foreign income	(7.4)	(4.5)	(2.9)
Tax assessment in dispute	-	-	10.7
Other items	3.6	0.5	1.1

Total income tax (expense) benefit	$(86.1)	$(31.3)	$44.9

Effective tax rate	26.1%	9.7%	(82.2%)

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2016	2015
Deferred tax assets:
Asbestos liability	$384.9	$405.2
Other provisions and accruals	49.0	46.3
Net operating loss carryforwards	24.2	17.0
Foreign tax credit carryforwards	112.4	107.0

Total deferred tax assets	570.5	575.5
Valuation allowance	(115.0)	(113.0)

Total deferred tax assets, net of valuation allowance	455.5	462.5

Deferred tax liabilities:
Depreciable and amortizable assets	(117.4)	(112.3)
Other	(9.4)	(3.7)

Total deferred tax liabilities	(126.8)	(116.0)

Net deferred tax assets	$328.7	$346.5

Deferred income taxes include European and Australian net operating loss carry-forwards. At 31 March 2016 the Company had European tax loss carry-forwards of approximately US$6.8 million and Australian tax loss carry-forwards of approximately US$17.3 million, that are available to offset future taxable income in the respective jurisdiction. The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The European tax loss carry-forwards relate to losses incurred in prior years during the establishment of the European business. At 31 March 2016, the Company had a valuation allowance against a portion of the European tax loss carry-forwards in respect of which realization is not more likely than not. During the year ended 31 March 2016, the Company reversed a valuation allowance of US$4.2 million for a portion of its European tax loss carry-forwards for which realization is now more likely than not. At 31 March 2016, the Company had European tax loss carry-forwards of approximately US$6.8 million that are available to offset future taxable income, of which US$4.2 million will never expire. Carry-forwards of US$2.6 million will expire in fiscal years 2017 through 2025.

The Australian tax loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the performing subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. At 31 March 2016, the Company recognized a tax deduction of US$63.0 million (A$85.5 million) for the current year relating to total contributions to AICF of US$411.4 million (A$427.4 million) incurred in tax years 2012 through 2016.

At 31 March 2016, the Company had foreign tax credit carry-forwards of US$112.4 million that are available to offset future taxes payable. At 31 March 2016, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2016. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.

Income taxes payable represents taxes currently payable which are computed at statutory income tax rates applicable to taxable income derived in each jurisdiction in which the Company conducts business.

At 31 March 2016, the Company had income taxes currently payable of US$4.8 million, after taking into account total income tax and withholding tax paid, net of refunds received, during the year ended 31 March 2016 of US$57.8 million. Income taxes were paid in Canada, Ireland, New Zealand, the Philippines and the United States. Withholding taxes were paid or refunded in Australia, Canada, New Zealand, the Philippines and the United States.

At 31 March 2016 the Company intends to indefinitely reinvest the undistributed earnings of approximately US$200 million of a certain subsidiary owned by its US subsidiary, and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to these undistributed earnings is impracticable to determine at this time.

Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia, New Zealand, the Philippines and The Netherlands. The Company is no longer subject to US federal examinations by US Internal Revenue Service (“IRS”) for tax years prior to tax year 2013 and Australian federal examinations by the Australian Taxation Office (“ATO”) for tax years prior to tax year 2012.

Taxing authorities from various jurisdictions in which the Company operates are in the process of reviewing and auditing the Company’s respective jurisdictional tax returns for various ranges of years. The Company accrues tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits and interest and penalties are as follows:

(US$ millions)	Unrecognized tax benefits	Interest and Penalties
Balance at 31 March 2013	$1.5	$0.1

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	0.1	-
Settlements paid during the current period	(1.2)	-
Other reductions for the tax positions of prior periods	-	(0.1)

Balance at 31 March 2014	$0.5	$-

Additions for tax positions of the current year	4.2	0.1
Additions for tax positions of prior year	0.2	0.2

Balance at 31 March 2015	$4.9	$0.3

Additions for tax positions of the current year	0.2	-
Reductions in tax positions of prior year	(4.1)	(0.3)
Settlements paid during the current period	(0.3)	-

Balance at 31 March 2016	$0.7	$-

At 31 March 2016, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company related to unrecognized tax benefits that, if recognized, would affect the tax expense is US$0.7 million and nil, respectively.

The Company recognizes penalties and interest accrued related to unrecognized tax benefits in income tax expense. During the years ended 31 March 2016 and 2015, income of US$0.3 million and expense of $0.3 million, respectively, relating to interest and penalties was recognized within income tax expense arising from movements in unrecognized tax benefits.

The liabilities associated with uncertain tax benefits are included in Other liabilities on the Company’s consolidated balance sheets.

A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognized tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.

Interest Payments from Australia Tax Office (“ATO”)

During the quarter ended 31 March 2012, the ATO provided a refund of US$396.3 million to RCI Pty Ltd (“RCI”), a wholly owned subsidiary of the Company, resulting from RCI’s successful appeal of a disputed amended tax assessment related to RCI’s income tax return for its 1999 fiscal year. The facts and circumstances relating to RCI’s successful appeal of the disputed amended tax assessment were fully disclosed in the notes to the Company’s consolidated financial statements as of and for the year ended 31 March 2012.

On 4 November 2013, the ATO notified RCI that RCI was entitled to a final additional amount of interest of A$17.3 million (US$15.4 million) in respect of amounts paid by RCI to the ATO while the appeal of the disputed amended tax assessment was in process. This final amount of interest was received from the ATO on 7 January 2014. As the receipt of this interest from the ATO relates to RCI’s successful appeal of its disputed amended tax assessment, the additional interest, net of tax, is included in Income tax benefit in the Company’s consolidated statements of operations and comprehensive income for the year ended 31 March 2014.